OppenheimerFunds, Inc.
                             Two World Trade Center
                             New York, NY 10048-0203




                                                              September 19, 2000
VIA EDGAR

Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA  22312

         Re:      Oppenheimer International Bond Fund
                  Reg. No. 33-58383; File No. 811-07255

To the Securities and Exchange Commission:

An electronic ("EDGAR") filing with the Commission is hereby made pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934, as amended. This filing contains soliciting material in the form of a telephone script to be used during communications with shareholders of Oppenheimer International Bond Fund in connection with the meeting of the Fund's shareholders which was to be held September 11, 2000 and was adjourned to October 2, 2000.

         Please contact me with any questions.

                                                             Very truly yours,


                                                         /s/ Deborah A. Sullivan
                                                        ------------------------
                                                         Deborah A. Sullivan
                                                      Assistant Vice President &
                                                      Assistant Counsel
                                                      (212) 323-0602
Attachments
cc:      Allan Adams, Esq.
         Larry Green, Esq. (SEC)